Invest in Leadership Brands Optimize Double Capital Down on Deployment International Maximize Selective Investor Day Operating & Strategic May 21, 2019 Efficiency M&A Accelerate Consumer Shared Service Centric Excellence Unify & Elevate the Best People

Julien Mininberg, Chief Executive Officer 2 2

Agenda: 1. Julien Mininberg, CEO 2. Business Overviews o Christophe Coudray President Health & Home o Larry Witt President Housewares o Ronald Anderskow President Beauty o Jay Caron Chief Supply Chain Officer 3. Brian Grass, CFO 4. Innovation Showcase 5. Q&A with Global Leadership Team Note: During our presentation we use certain terms and financial definitions that are defined in a Glossary of Terms at the end of this presentation. 3

Forward Looking Statements Forward Looking Statements: Certain written and oral statements made by the Company and subsidiaries of the Company may sources of supply and foreign manufacturing, and associated operational risks including, but not constitute “forward-looking statements” as defined under the Private Securities Litigation Reform Act limited to, long lead times, consistent local labor availability and capacity, and timely availability of of 1995. This includes statements made in this presentation. Generally, the words “anticipates”, sufficient shipping carrier capacity, labor and energy on cost of goods sold and certain operating “believes”, “expects”, “plans”, “may”, “will”, “should”, “seeks”, “estimates”, “project”, “predict”, expenses, the risks associated with significant tariffs or other restrictions on imports from China or “potential”, “continue”, “intends”, and other similar words identify forward-looking statements. All any retaliatory trade measures taken by China, the geographic concentration and peak season statements that address operating results, events or developments that the Company expects or capacity of certain U.S. distribution facilities increases its exposure to significant shipping anticipates will occur in the future, including statements related to sales, earnings per share results, disruptions and added shipping and storage costs, its projections of product demand, sales and and statements expressing general expectations about future operating results, are forward-looking net income are highly subjective in nature and future sales and net income could vary in a material statements and are based upon its current expectations and various assumptions. The Company amount from such projections, the risks associated with the use of trademarks licensed from and believes there is a reasonable basis for these expectations and assumptions, but there can be no to third parties, its ability to develop and introduce a continuing stream of new products to meet assurance that the Company will realize these expectations or that these assumptions will prove changing consumer preferences, trade barriers, exchange controls, expropriations, and other risks correct. Forward-looking statements are subject to risks that could cause them to differ materially associated with U.S. and foreign operations, the risks to its liquidity as a result of changes to from actual results. Accordingly, the Company cautions readers not to place undue reliance on capital and credit market conditions, limitations under its financing arrangements and other forward-looking statements. The forward-looking statements contained in this presentation should be constraints or events that impose constraints on its cash resources and ability to operate its read in conjunction with, and are subject to and qualified by, the risks described in the Company’s business, the costs, complexity and challenges of upgrading and managing its global information Form 10-K for the year ended February 28, 2019, and in the Company's other filings with the SEC. systems, the risks associated with cybersecurity and information security breaches, the risks Investors are urged to refer to the risk factors referred to above for a description of these risks. Such associated with global legal developments regarding privacy and data security could result in risks include, among others, the Company's ability to deliver products to its customers in a timely changes to our business practices, penalties, increased cost of operations, or otherwise harm our manner and according to their fulfillment standards, the costs of complying with the business business, the risks associated with product recalls, product liability, other claims, and related demands and requirements of large sophisticated customers, the Company's relationships with key litigation against us, the risks associated with accounting for tax positions, tax audits and related customers and licensors, its dependence on the strength of retail economies and vulnerabilities to any disputes with taxing authorities, the risks of potential changes in laws in the U.S. or abroad, prolonged economic downturn, its dependence on sales to several large customers and the risks including tax laws, regulations or treaties, employment and health insurance laws and regulations, associated with any loss or substantial decline in sales to top customers, expectations regarding any and laws relating to environmental policy, personal data, financial regulation, transportation policy proposed restructurings, its recent and future acquisitions or divestitures, including its ability to realize and infrastructure policy along with the costs and complexities of compliance with such laws, its anticipated cost savings, synergies and other benefits along with its ability to effectively integrate ability to continue to avoid classification as a controlled foreign corporation, and legislation acquired businesses or separate divested businesses, circumstances which may contribute to future enacted in Bermuda and Barbados in response to the European Union’s review of harmful tax impairment of goodwill, intangible or other long-lived assets, the retention and recruitment of key competition could adversely affect our operations. The Company undertakes no obligation to personnel, foreign currency exchange rate fluctuations, risks associated with weather conditions, the publicly update or revise any forward-looking statements as a result of new information, future duration and severity of the cold and flu season and other related factors, its dependence on foreign events or otherwise. 4

Reconciliation of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures. [Adjusted Operating Income, Adjusted EBITDA, Adjusted Income, Adjusted Diluted EPS, Adjusted Operating Margin, Adjusted EPS, Free Cash Flow, EBITDA Free Cash Flow, and Adjusted Operating Income] may be considered non-GAAP financial information as set forth in SEC Regulation G, Rule 100. The tables [in the annex attached to this presentation] reconcile these measures to their corresponding GAAP-based measures presented in our condensed consolidated statements of income. We believe that [Adjusted Operating Income, Adjusted EBITDA, Adjusted Income, Adjusted Diluted EPS, Adjusted Operating Margin, Adjusted EPS, Free Cash Flow, EBITDA Free Cash Flow and Adjusted Operating Income] provide useful information to management and investors regarding financial and business trends relating to our financial condition and results of operations. We believe that these non-GAAP financial measures, in combination with our financial results calculated in accordance with GAAP, provide investors with additional perspective regarding the impact of such charges on applicable income, margin and earnings per share measures. We also believe that these non-GAAP measures facilitate a more direct comparison of our performance to our competitors. We further believe that including the excluded charges would not accurately reflect the underlying performance of our continuing operations for the period in which the charges are incurred, even though such charges may be incurred and reflected in our GAAP financial results in the near future. The material limitation associated with the use of the non-GAAP financial measures is that the non-GAAP measures do not reflect the full economic impact of our activities. Our [Adjusted Operating Income, Adjusted EBITDA, Adjusted Income, Adjusted Diluted EPS, Adjusted Operating Margin, Adjusted EPS, Free Cash Flow, EBITDA Free Cash Flow and Adjusted Operating Income] are not prepared in accordance with GAAP, are not an alternative to GAAP financial information and may be calculated differently than non-GAAP financial information disclosed by other companies. Accordingly, undue reliance should not be placed on non-GAAP information. 5

Helen of Troy Beauty: Personal Care Update • On March 11, 2019, Helen of Troy announced it has been in a process to explore the divestiture of its Personal Care Business • The Company conducted a sale process with the assistance of a financial advisor • After considering alternatives, we have decided to continue to operate the highly profitable Personal Care Business to help fuel investment in our Leadership Brands and other growth opportunities • Given our strong cash flow and low debt leverage, discontinuing this process has no impact on our ability to make further acquisition or strategic share repurchases • We continue to assess the role of these and other non-Leadership Brands play in supporting our long-term plans and explore options we believe are most beneficial to the Company and its shareholders 6

We Have Been Busy Phase I Phase II Strategic Plan FY15 - FY19 FY20 - FY24 Refresh Corporate Recognition & Rewards Identity & Culture 7

Phase I Phase II Strategic Plan FY15 to FY19 FY20 to FY24 Refresh Corporate Recognition & Rewards Identity & Culture 8

Phase I Produced Strong Results Revenue ($ in Millions) Adjusted Operating Income ($ in Millions) $1,564 $239 $1,479 $224 $210 $1,398 $194 $1,383 $183 $188 $1,335 $1,308 Adjusted Operating 14.0% 14.1% 14.0% 15.0% 15.1% 15.3% YOY Growth 1.5% 2.1% 3.6% 1.0% 5.8% 5.8% Margin FY14 FY15 FY16 FY17 FY18 FY19 FY14 FY15FY15 FY16FY16 FY17FY17 FY18FY18 FY19FY19 Free Cash Flow ($ in Millions) Non-GAAP Adjusted Diluted EPS $205 $197 $8.06 $174 $7.24 $166 $154 $6.49 $5.78 $5.50 $114 $4.50 Free Cash Flow $5.34 $7.06 per Diluted Share $3.51 $5.71 $7.52 $6.62 FY14FY14 FY15FY15 FY16FY16 FY17FY17 FY18FY18 FY19FY19 FY14 FY15 FY16 FY17 FY18 FY19 9

Phase I also Delivered Strong Return on Invested Capital 14.3% 15.0% 14.0% 10.9% 13.0% 6.3% 12.0% 3.3x 11.0% 1.9% 10.0%Cost of Capital 9.0% 8.0% 9.0% 8.0% 7.0% 6.0% 5.0% FY15 FY19 Cost of Capital (WACC) ROIC Margin Return on Invested Capital (ROIC) 10

COMPARISON OF 62-MONTH CUMULATIVE RETURN FOR HELEN OF TROY LIMITED, PEER GROUP INDEX AND NASDAQ MARKET INDEX 250 200 150 100 50 2014 2015 2016 2017 2018 2019 4/30/2019 HELEN OF TROY LIMITED PEER GROUP INDEX NASDAQ MARKET INDEX 11

Key Elements of Phase I Transformational More Efficient and Leadership Strategy Collaborative Brands Operating Structure Improved Performance Collaboration & Best Practices + + Sample Text Sample Housewares Health & Home & Health Beauty Strategic Plan Global Shared Services Platform Culture StrategicStrategic Plan Culture Culture 12

Highly Experienced Global Leadership Team CEO Julien Mininberg Chief Supply Chief Corporate President General Chief President President Chain Officer Financial Business Health Counsel People Officer Housewares Beauty and Interim CIO Officer Development & Home Tessa Jay Lisa Brian Jack Larry Christophe Ronald Judge Caron Kidd Grass Jancin Witt Coudray Anderskow Global Shared Services Global Business Segments 13

Strong Portfolio of Leadership Brands #1 #1 #1 #1 #1 #1 #1 Phase I 11.1% Leadership Brand Consumer Ear Faucet Mount Pharmacy Air Purifiers Premium Outdoor Stylist Thermometers Purifiers Humidifiers Kitchen Thermal Preferred Net Sales CAGR & Home Hydration U.S. #2 Gadgets Professional Curling Iron Pitcher Purifiers FY19 +8.9% vs YAGO ~80% of total net sales Differentiated Market Leader Higher Margin Growth Adjacencies Asset Efficient 14

Investments in Digital are Driving Online Sales 19% of total net sales +32.5%* YOY +28 % YAGO 6.4% * of 6% of total total net sales net sales FY14 FY15 FY16 FY17 FY18 FY19 15

Innovation Powered by Outstanding New Products & New era of Cross-fertilization Consumer Centric 16

Strong Track Record as a Best-in-Class Licensee 17

Winning in the Marketplace 2017 2018 2018 18

39 Industry Awards Since 2018 for Outstanding Innovation, Design & Performance

iF DESIGN AWARD 2019

Honeywell HUL430 Humidifier
BNA 100 Nasal Aspirator
BNT 400 Thermometer
Braun iCheck 7 Blood Pressure Monitor
Braun ActivScan 9 Upper Arm Monitor

GOOD DESIGN

Braun iCheck 7 Blood Pressure Monitor
Braun ActivScan 9 Upper Arm Monitor

GERMAN DESIGN AWARD WINNER 2019

OXO Silicone Dough Rolling Bag
OXO Coffee Grounds Cleaning Scoop
OXO Toilet brush with Rim cleaner
OXO POP 2.0 Containers
Braun iCheck 7 Blood Pressure Monitor
Braun ActivScan 9 Upper Arm Monitor

LBP LOVED BY PARENTS

OXO TOT Silicone Self Feeder (Feeding)
OXO Potty Chair
OXO TOT Silicone Self Feeder (Weaning)

reddot design award

Pur Advanced Filtration System

iF DESIGN AWARD 2019

Hydro Flask Soft Cooler Pack
Hydro Flask Soft Cooler Tote
Hydro Flask Straw Lid
Hydro Flask Cooler Cup

2018 InStyle BEST BEAUTY BUYS

HOT Tools Marcel Curing Iron
HOT Tools 1" 24K Gold Curling Iron

HELLOGIGGLES 2018 BEAUTY CRUSH AWARDS

HOT Tools Signature Series

EBONY BEAUTY & GROOMING AWARDS 2018

HOT Tools Curlbar Iron

2018 HOUSEWARES DESIGN AWARDS Finalist

Revlon 360 Surround Styler

OFFICIAL SHOW PICK COSMOPROF 2018 TRENDSETTER

HOT Tools 1" Ionic Salon Flat Iron

c|net

OXO Brew Conical Burr Coffee Grinder

2018 GOOD HOUSEKEEPING TOP-TESTED BEAUTY

HOT Tools Radiant Blue Turbo Dryer

ÖKO-TEST

Braun IRT 6520 Thermometer

READERS' CHOICE 2018 BEAUTY CRUSH AWARDS

HOT Tools Signature Series Gold Iron

salon READER'S CHOICE AWARDS WINNER 2018

READERS CHOICE 2018 LAUNCHPAD AWARD WINNER

HOT Tools Brand

TESTSIEGER Stiftung Warentest GUT

Braun ExactFit 5 Connect BPM
Braun ExactFit 3 BPM

VICTOIRE DE LA BEAUTÉ 2018-2019

Revlon Ultimate Glow Sonic Facial Brush

EXCELLENCE IN HOUSEWARES AWARDS 2018 FINALISTS

OXO Good Gravy Fat Separator
OXO Silicone Pressure Cooker Rack
OXO POP 2.0 Containers

beauty insider's choice finalist CEW

Revlon One Step Volumizer

19

Helen of Troy

Phase I Phase II Strategic Plan FY15 to FY19 FY20 to FY24 Refresh Corporate Recognition & Rewards Identity & Culture 20

Our Business Today is Vastly Different From Where We Began Beauty Beauty Housewares Beauty Health & Home 1968 2004 2019 ~$400M ~$1.56B Housewares A beauty Helen of Troy expands Three divisions company is born beyond Beauty powering our growth 21

22

2018 Corporate Identity Refresh 23

Energy and Excitement For Phase II & Beyond 24

Phase I Phase II Strategic Plan FY15 to FY19 FY20 to FY24 Refresh Corporate Recognition & Rewards Identity & Culture 25

26

Transformation Shares Awarded in 2018 50 Shares granted to Helen of Troy Associates “all levels & all alllocations” levels & all locations Phase I - winning Shared Success: Celebrating 50th anniversary Phase II – exciting future Ownership behavior is powerful Thank You Helen of Troy Associates! 27

Helen of Troy

I RISE

I	R	I	S	E
In Touch	Mutual Respect	Ingenuity	Shared Success	Exceptional People
We are deeply connected internally and externally. Internally, we understand each other and are unified by a common culture, shared strategic plan, and aligned goals. Externally, our superior understanding of consumers, customers, shareholders, partners and competitors is a source of competitive advantage.	We treat each other as each of us wants to be treated—with integrity, professionalism, and transparency. At Helen of Troy, what you see is what you get. We listen to each other and always assume noble intent. We are at our strongest when we work together, learn from each other, and respect what all parties bring to the table.	Our passion for delighting consumers keeps us ideating, and inventing better ways to elevate the lives of people everywhere every day. Our healthy dissatisfaction with the status quo drives continuous improvement in every corner of the company.	Helen of Troy's success and that of our people are linked. We soar together. Our people working in our Business Units, RMOs and Shared Services give their very best individually and in teams. Together, we achieve what none of us can do alone. We reward winning results and invest in the communities where we live and work.	A great organization is powered by people. Our people feel and act like passionate owners. Their experience and skills build our business and the people around them. Their passion for excellence and winning is contagious. We invest in developing our people and cultivating rewarding careers.

28

Phase I Phase II Strategic Plan FY15 to FY19 FY20 to FY24 Refresh Corporate Recognition & Rewards Identity & Culture 29

Invest in Leadership Brands Optimize Double Capital Down on Deployment International Maximize Selective Operating & Strategic Efficiency M&A Accelerate Consumer Shared Service Centric Excellence Unify & Elevate the Best People 30

FY20 Outlook and Phase II Targets* FY20 Outlook Phase II Targets* Annual Sales Growth 1.0% to 3.0% 2.5% to 3.5% Annual Operating Margin Expansion (1) ~20 bps 20 to 30 bps Annual EPS Growth (2) 2.4% to 5.5% ≥ 8% ROIC (1) 14% to 15% ≥ 20% by FY24 (1) Excludes acquisitions, material currency fluctuations and future tariff impacts (2) Excludes share repurchases, acquisitions, material currency fluctuations and future tariff impacts * Annual targets are averages 31

Phase II Strategic Choices Phase I Phase II ➢ Invest in Our Core ➢ Invest in Leadership Brands ➢ Double Down on International ➢ Strategic, Disciplined M&A ➢ Selective & Strategic M&A WHERE TO PLAY TO WHERE Phase I Phase II ➢ Consumer-Centric Innovation ➢ Consumer Centric ➢ Upgrade Our Organization & People Systems ➢ Unify & Elevate the Best People ➢ Best in Class Shared Services ➢ Accelerate Shared Services Excellence ➢ Attack Waste ➢ Maximize Operating Efficiency ➢ Asset Efficiency ➢ Optimize Capital Deployment ➢ Shareholder-Friendly Policies HOW TO WIN TO HOW 32

Invest in Invest in Our Leadership Brands Leadership Brands Optimize Double • Raise support levels across full consumer journey Capital Down on Deployment International • Next-level digital capabilities; test, learn & reapply across all Business Units and Regions • Sharp eye on ROI Maximize Selective Operating & Strategic Efficiency M&A • Direct to Consumer • New Consumers: Increased awareness & relevance Accelerate Consumer Shared Service • Current Consumers: “Just One More” Centric Excellence Unify & Elevate the • Complement more devices with strategic higher Best People margin consumables 33

Invest in Double Down on International Leadership Brands Optimize Double • Asia Pacific and Europe offer largest growth Capital Down on opportunity for all Leadership Brands Deployment International • Phase II building blocks: ➢ Categories: where Leadership Brands can shine ➢ Countries: where underpenetrated; prioritize by size of Maximize Selective prize Operating & Strategic Efficiency M&A ➢ Omni Channel: Online, B&M • Leverage proven Regional Market Organizations (RMO’s); upgrade infrastructure to serve all three Accelerate business segments Consumer Shared Service Centric Excellence • Add International President to Global Leadership Unify & Team Elevate the Best People • Target $100M incremental organic revenue opportunity by end of Phase II 34

Our Global Footprint… Operating Segment Shared Service Regional Market Organization (RMO) Corporate Headquarters Hydro Flask Canada RMO EMEA RMO Bend, OR Toronto Lausanne, Switzerland Health & Home Marlborough, MA Beauty Shared Service’s Danbury, CT El Paso, TX China Shared Services Housewares Shenzhen & Macao New York, NY Corporate HQ Bermuda Shared Service DC’s Mississippi Latin America RMO Beauty Mexico City El Paso, TX AP RMO Hong Kong 35 35

Invest in Selective & Strategic M&A Leadership Brands Optimize Double • Add additional Leadership Brands to portfolio Capital Down on Deployment International • Consider smaller, early stage brands if they offer disruptive technology and skillsets • Accretive adjacencies within our wheelhouse Maximize Selective ➢ Add value (know-how, scale, infrastructure, channel Operating & Strategic Efficiency M&A overlap) ➢ Grow faster • More focus on international targets Accelerate Consumer Shared Service • Increase capacity of M&A Department Centric Excellence Unify & • Acquisition integration playbook Elevate the Best People ➢ Synergies from DC’s, Suppliers, back office 36

Invest in Consumer Centric Leadership Brands Optimize Double • Delighting consumers is the heart of everything we Capital Down on do Deployment International • Across entire consumer journey o Product innovations ➢ Deeply rooted in consumer understanding Maximize Selective Operating & Strategic ➢ Margin-expanding pipeline for all business units Efficiency M&A ➢ Earn a place in new households ➢ Drive “Just One More” with current consumers o Commercial innovations Accelerate Consumer ➢ Shared Service Claims, packaging, video content, demos, Centric Excellence designed for all channels Unify & ➢ Ever-sharper digital marketing to reach Elevate the Best People consumers at all key touchpoints • Invest in proven key business drivers, test new ones; search & reapply 37

Invest in Unify & Elevate The Best People Leadership Brands Optimize Double • Attract & Retain: Employer of Choice Down on Capital ➢ Deployment International Winning culture ➢ Ownership mindset and behaviors ➢ Highly competitive compensation/benefits ➢ Maximize Selective Helen of Troy career mindset Operating & Strategic Efficiency M&A • Unify: New level of unity and culture ➢ Power of ONE; collaboration, full engagement Accelerate ➢ Consumer “Good to Great” on culture Shared Service Centric Excellence Unify & • Train: New Helen of Troy Training Academy Elevate the Best People • Best People: Raise the bar on performance excellence 38

Invest in Accelerate Shared Service Excellence Leadership Brands • Further build on Phase I upgrade to world class Optimize Double Capital Down on Global Operating Company Deployment International • “Helen of Troy Way” ➢ Simplify, Standardize, Systematize ➢ Maximize Selective Better & Cheaper Operating & Strategic ➢ Efficiency M&A Leverage Scale ➢ Scalability for growth (organic, acquisition) • Deploy efficiencies to fund Leadership Brand growth Accelerate Consumer and drive further profitability Shared Service Centric Excellence Unify & • Further globalize supply chain Elevate the Best People ➢ Optimize cost ➢ Support Leadership Brand globalization 39

Invest in Maximize Operating Efficiency Leadership Brands Optimize Double • Fewer, Bigger, Better suppliers & agencies Capital Down on Deployment International • Even sharper eye on: ➢ Working Capital: improvements to maximize cash flow Maximize Selective Operating & Strategic ➢ ROI: Leadership Brand & Shared Service investments Efficiency M&A ➢ Measurement: Phase II KPI’s & Scorecards ➢ Quality: Delight every consumer Accelerate Consumer Shared Service • Aggressively attack waste in all its forms Centric Excellence Unify & Elevate the Best People 40

Optimize Capital Deployment Invest in Leadership Brands Optimize Double • Capital priorities carry over from Phase I Capital Down on Deployment International ➢ Accretive acquisition #1 ➢ Return of capital #2 • New $400 million buyback authorization Maximize Selective Operating & Strategic • Above average return with low average risk Efficiency M&A ➢ Healthy EBITDA leverage ratio • Key driver of Phase II ROIC improvements Accelerate Consumer Shared Service Centric Excellence Unify & Elevate the Best People 41

Invest in Leadership Brands Optimize Double Capital Down on Deployment International Maximize Selective Operating & Strategic Efficiency M&A Accelerate Consumer Shared Service Centric Excellence Unify & Elevate the Best People 42

Christophe Coudray PRESIDENT HEALTH & HOME 43 43 5/20/2019

Award-winning, Global Branded, Consumer Device Business Health Home 44

Health

#1 Leadership brands

#1 Brand recommended by pediatricians*

PATENTED TECHNOLOGY

BRAUN



Theregionscan 7 | Theregionscan 5 | Theregionscan 3 | Lens Filters | 3-in-1 No Touch | No Touch + Forehead | Forehead | Digital Stick | Nasal Aspirator | ActivScan 9 | iCheck 7

THERMOMETERS | SINUS | BLOOD PRESSURE MONITORS

VICKS



Vaporizer | Warm Mist | Sinus Inhaler | Mini Filter Free Cool Mist | Sweet Dreams Cool Mist | Filter Free Cool Mist | Germ Free Cool Mist | Easy Fill Cool Mist | 15 Second Oral/Rectal/UA | 8 Second Oral/Rectal | 2 Second Oral/Rectal | Tracking | Rectal

HUMIDIFICATION | VAPOPADS & STEAM | THERMOMETERS

45

Helen of Troy

Home:
#1 Leadership brands

Bluetooth
AHAM VERIFIDE
ENERGY STAR
Includes Odor & VOC Reducing Pre-filter

Honeywell



HUMIDIFIERS

- Cool Moisture Med Room
- Cool Moisture Lg Room
- Warm Mist 99.9% Germ-free
- Cool Mist Ultrasonic
- Cool Mist Tower Lg Room
- Cool Moisture Multi-room

ACCESSORIES

- Humidity Monitors

AIR PURIFICATION

- True HEPA
- True HEPA Bluetooth Connected
- True HEPA Tower
- Quiet Clean Tower
- Air Genius Permanent Compact
- Air Genius Permanent Tower
- Air Genius Permanent Bluetooth Connected
- Ture HEPA Professional Series

PUR



FAUCET MOUNTS

- Classic
- Basic CleanSensor™
- Advanced Mineral Clear ®
- Ultimate Bluetooth



PITCHERS/DISPENSERS

- 7 Cup Basic & Ultimate
- 11 Cup Classic & Ultimate
- 18 Cup Classic & Ultimate

46

Helen of Troy

Health & Home Mission Statement Delighting consumers with trusted solutions for healthy living and peace of mind 47

Invest in Leadership Brands Optimize Double Capital Down on Deployment International Maximize Selective Operating & Strategic Efficiency M&A Accelerate Consumer Shared Service Centric Excellence Unify & Elevate the Best People 48

Sustainable & Profitable Growth Invest in Double Down on Consumer Maximize Leadership International Centric Operating Brands Efficiency 49

Building Momentum on our Leadership Brands Maximize Invest in Operating Leadership Efficiency Brands Invest in Braun Thermometers, Vicks Humidifiers, Honeywell Air Purifiers and PUR Water Filtration products Best in class digital marketing & direct to consumers with sharp eye on ROI Raise household penetration & international presence 50

Global Brand Consistency Seamless branding across regions, with local messaging for relevance 51

Data-Driven Targeted Advertising Applying data on flu, allergy, and air quality conditions to target precise audiences Featuring current retail availability and nearest store location Retailers tagged are prioritized by purchases and promotions 52 Proprietary and Confidential

Expand Geographically Double Down on International Asia Pacific EMEA Consumers in Developed Markets 53

FY20 New Launches: Braun BNT100 in China & Vicks Humidifier in EMEA RMB 199 54

Innovation & Ingenuity Consumer Centric Product Innovation Commercial Innovation Design & Consumer Experiences 55

Health and Home Recent Design Awards 56 5/20/2019

Design & Innovation : Vision Concept The intention of the Vision is to: • Challenge us to think differently • Break the typical predevelopment cycle • Different, better, meaningful • Look 3-5 years out, potential for manufacturers today 57

Honeywell Dream Weaver: The First Sleep Fan with Pink Noise Technology 58

Invest in Double Down on Consumer Maximize Leadership International Centric Operating Brands Efficiency 59

Larry Witt President, Housewares 60 60 5/20/2019

Health & Home Mission Statement 6161

Invest in Leadership Brands Optimize Double Capital Down on Deployment International Maximize Selective Operating & Strategic Efficiency M&A Accelerate Consumer Shared Service Centric Excellence Unify & Elevate the Best People 62

Invest in Unify & Double Down on Consumer Leadership Elevate the International Centric Brands Best People 63

Housewares Division $524 $459 $418 $310 $296 $274 $259 $237 $217 $199 $164 $175 $128 $138 $98* FY 19: $524 Million Net Sales** 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 64 Source: Helen of Troy * Proforma FY 2005 Sales – HOT acquired June 2004. ** Results for Fiscal 2018 and Fiscal 2019 have been recast for the adoption of ASU 2014-09, “Revenue from Contracts with Customers”.

Growing by unifying & elevating the best people Unify & Elevate the Best People Internal promotion of top talent Organization designed to take advantage of talent Divisionalization 65

Growing by Investing in our Brands Invest in Leadership Brands Design Innovation Institutionalized Processes Leadership team Organizational structure Branding OXO and Hydro Flask 66

Health & Home Mission Statement 67

Make Everyday Better, Every Day: Activated Across Marketing Channels Product Videos How-to Videos Digital Partnerships AMG Influencer / UGC Blog Emails OXO.com 68

Example A+ Level Product Launch: Product + Lifestyle Landing Page Email Marketing Organic & Paid Social Ad Website Homepage YouTube Videos 69

Hydro Flask Digital Highlights New Colors / Instagram National Park Limited Edition Cooler Cup / Facebook Stories Collection / Facebook Journey Series Insulated Hydration Packs Banner Ad & YouTube Video Ad 70

71

72

Growth by Design Consumer Centric Lifestyle Brands Consumer Centric Insights Award Winning Design and Engineering 73

940 Products TOOLS GADGETS MEASURING BAKING TOOLS BAKEWARE COOKWARE DRY FOOD STORAGE WET FOOD STORAGE BATH CLEANING BATH ORG. COFFEE BEVERAGE UTILITY TOT SEATING TOT FEEDING TOT BATH TOT ON THE GO TOT CLEANING 74 74

Hydro Flask®
Let's Go!™

69 products


Wide Mouth Straw Lid
Standard Mouth Flex Cap
Sport Cap
22 oz Tumbler Straw lid

Standard Mouth | Wide Mouth | Oasis | Coffee Flip Lid | Coffee Mug | Tumbler | Cooler Cup | Growler | Wine Bottle | Wine Tumbler | Rocks | Food Flask | Bottle Sling | Bottle Brush | Straw & Lid Cleaning Kit | Flex Boot

HYDRATION | COFFEE | DRINKWARE | BEER WINE SPIRITS | FOOD | ACCESSORIES



Soft Cooler Pack | Insulated Tote | Insulated Hydration Pack

SOFT COOLERS | HYDRATION PACKS | NEW CATEGORIES

75

Helen of Troy

Growing Key International Markets Double Down on International Insights Global Mindset Regional Market Organization 76

Invest in Unify & Double Down on Consumer Leadership Elevate the International Centric Brands Best People 77

Ronald Anderskow President, Beauty 78 5/20/2019

79

Health & Home Mission Statement We make everyone look and feel more beautiful 80 80 80

Beauty Portfolio Flat Irons Curling Dryers Specialty Irons PROFESSIONAL BRUSHES COMBS & ACCESSORIES Flat Irons Dryers Specialty Dryers Curing Irons Curing Irons Flat Irons RETAIL APPLIANCES PERSONAL CARE 81 81

Invest in Leadership Brands Optimize Double Capital Down on Deployment International Maximize Selective Operating & Strategic Efficiency M&A Accelerate Consumer Shared Service Centric Excellence Unify & Elevate the Best People 82

Beauty Strategic Growth Choice Highlights Unify & Consumer Double Down on Elevate the Centric International Best People 83 83

Winning with the Consumer Consumer Centric Innovation that delights with superior solutions today and delivers tomorrows new benefits Win online where consumers want to research and socialize and shop Win in the largest Brick & Mortar retailers 84

Innovation is Key to Winning Consumer Centric 85

Expanding our Consumer Centric Focus • One of Company’s Leadership Brands Consumer • Salon inspired Brand meeting both stylist and consumer needs Centric • Deliver great performance at great value…delivering on our Mission • Now available in major retailers in North America and online 86

Growing Consumer Centric Focus Consumer • Bringing the Hot Tools brand equity life Centric 87

Build Competitive Advantage – Omni-Channel GTM Strategy Consumer • Reaching the consumer at each step of their shopping journey Centric Brick & Mortar Online 88

Build Competitive Advantage – Rapid Shift to Online Consumer Centric % Net Revenue Net % FY17 FY 18 FY 19 FY 20 TARGET 89

Globalize Franchise Management Double Down on International Asia & EMEA regions Regional Market Organization 90

Sharpen our Competitive Edge Unify & Elevate the Best People Enhance channel team top leadership Product team/new product development top talent & next level 91

Unify & Consumer Double Down on Elevate the Centric International Best People 92 92

Jay Caron CHIEF SUPPLY CHAIN OFFICER AND INTERIM CIO 93 93 5/20/2019

Our Global Footprint… Operating Segment Shared Service Regional Market Organization (RMO) Corporate Headquarters Hydro Flask Canada RMO EMEA RMO Bend, OR Toronto Lausanne, Switzerland Health & Home Marlborough, MA Beauty Shared Services Danbury, CT El Paso, TX China Shared Services Housewares Shenzhen & Macao New York, NY Corporate HQ Bermuda Shared Service DC’s Mississippi Latin America RMO Beauty Mexico City El Paso, TX AP RMO Hong Kong 94 94

Building Supply Chain Excellence: Best in Class Processes and Solutions Order Distribution Management Center Demand & Supply Planning Suppliers Unlocking Supply Chain Efficiencies to Maximize Value Global logistics Leverage Tech Global Procurement Raw Material and WIP 95

Building Excellence in Processes Systemize Simplify Helen of Troy Way Standardize 96

Building Solutions Excellence to Meet Demands of the Future Invest in Leadership Brands Optimize Double Capital Down on Deployment International Maximize Selective Operating & Strategic Efficiency M&A Accelerate Consumer Shared Service Centric Excellence Unify & Elevate the Best People 97

Building Solutions Excellence to Meet Demands of the Future Accelerate Maximize Optimize Shared Service Operating Capital Excellence Efficiency Deployment 98

Meet the Customer, Consumer, and Channel Needs of the Future Accelerate Shared Service Excellence Upgrade order entry, allocation, and D2C fulfillment capabilities. Build for speed and demand flexibility Support double down on international with regional sourcing & distribution capabilities Grow existing, and build new supplier capabilities outside of China to diversify geopolitical risk 99

Unlocking OPEX Efficiencies Maximize Operating Efficiency Operational Efficiency – Reducing OPEX through the “Helen of Troy Way” Supplier Consolidation – Consolidate and leverage spend with BIC suppliers to drive COGs savings Leverage technology to eliminate waste. Increase precision in PTP, OTC, and back office processes 100

Unlocking Working Capital Efficiencies Optimize Capital Deployment Standardized and optimized Demand and Supply Planning Days Payable Outstanding improvement Shorter lead times and greater supply flexibility 101

Delighting our Customers Consumer Centric Leverage Advanced Product Quality Planning (APQP) to ensure all consumer expectations are met or exceeded Leverage technology to improve consumer engagement on all platforms Leverage supplier consolidation to drive social and environment responsibility continuous improvement 102

Accelerate Maximize Optimize Shared Service Operating Capital Excellence Efficiency Deployment 103

Brian Grass, Chief Financial Officer 104 104

Key Messages: • FY19 and 3-year financial results show acceleration • Strategic formula is enabling margin expansion while making higher levels of investment • Track record of consistent annual results • Strong shareholder return with the opportunity to create even more value in Phase II • We believe we are a true operating company with strengths and qualities that set us apart • Key metrics illustrate we remain undervalued compared to most of our peers • Proven ability to deploy capital while maintaining low leverage and risk • We believe the best is yet to come 105

FY19 and 3-Year Growth Highlights Net Sales $ and Growth vs YAGO Consolidated & Segment Net Sales $ and Growth vs YAGO 6% $1,564 6% $1,479 $1,383 1% $1,398 $695 $1,564 $674 3% $637 (2%) $627 7% $1,479 $1,383 $1,398 $524 5.8% 5.8% 10% $459 14% $311 35% $419 3.6% $435 (19%) 1.1% $352 (2%) $346 0% $345 FY16 FY17 FY18 FY19 FY16 FY17 FY18 FY19 BTY HW HH Consolidated Leadership Brands Net Sales % of Total and Growth vs YAGO Online Net Sales % of Total and Growth vs YAGO 19% 16% 33% 25% 23% 20% 28% 3-Yr 12% 80% CAGR 75% 9% 77% 9% 9% 29% 67% 12% 10% 30% FY16 FY17 FY18 FY19 FY16 FY17 FY18 FY19 LB Sales Non-LB Sales LB Growth vs YAGO Online Net Sales % of Total Growth vs YAGO 106

FY19 and 3-Year Profitability Highlights Adjusted Operating Income $ and % of Sales Adjusted EBITDA $ and % of Sales $255 $239 $239 $224 $224 $210 $208 $194 16.0% 16.2% 16.3% 15.0% 15.1% 15.3% 15.0% 14.0% FY16 FY17 FY18 FY19 FY16 FY17 FY18 FY19 Adjusted Income $ and Growth vs YAGO Adjusted Diluted EPS and Growth vs YAGO $212 $8.06 $197 $7.24 $6.49 7.6% $5.78 11.3% $181 11.6% 12.3% $166 8.8% 9.0% FY16 FY17 FY18 FY19 FY16 FY17 FY18 FY19 107

Adjusted Operating Margin and Growth Investment Progression Margin Expansion Formula: $239 Drivers $224 $210 15.3% + Leadership Brand Growth $194 15.1% 15.0% + New Product Development 14.0% + Portfolio Enhancement + Project Refuel 3-Yr + Shared Service Efficiency CAGR 11% Investments - Growth investment CAGR of 11% FY16 FY17 FY18 FY19 - Organizational investments Adjusted OI Growth Investments % of Sales Headwinds - Unfavorable FY19 tariff impact of $4M 108

Adjusted EPS - Annual Consistency Despite Quarterly Variability Quarterly Adjusted EPS Growth vs YAGO and Full-Year Adjusted EPS $8.06 $7.24 11.3% $6.49 11.6% $5.78 12.3% 7.7% 9.0% (20.5%) 24.2% (4.0%) 8.2% 24.2% (6.5%) 20.0% 29.1% 24.1% 14.4% 32.6% (10.6%) 38.7% 9.3% FY16 FY17 FY18 FY19 Q1 Q2 Q3 Q4 Full Year • We are pleased with the consistency of our annual growth and ability to quickly react to opportunities and market conditions • As we maximize growth opportunities in the omnichannel retail environment, we may see uneven quarterly revenue growth • Retailers are adjusting to the same environment, which can result in retail inventory adjustments and order volatility • Our digital advertising initiatives have been effective and measurable, but can vary quarter to quarter and year over year • These factors subject us to uneven quarterly growth 109

Working Capital Improvement Highlights



Inventory Turns / Balance ($M)
2.8x
$281
3.0x
$252
3.3x
$302
FY17
FY18
FY19

- Solid improvement in inventory turns
- Turns favorably impacted by Direct Import sales in FY19
- Ended FY19 with higher inventory levels
- Risk management for upcoming supply chain transitions
- Expect inventory to normalize post-transition, but turns may take a step backwards during FY20



DSO / A/R Balance ($M)
61.6
$232
62.7
$276
68.3
$280
FY17
FY18
FY19

- FY19 accounts receivable days higher than normal
- DSO unfavorably impacted by Direct Import sales
- Ended FY19 with a YoY balance increase of only $4M despite 5.8% sales growth
- Expect DSO to rebalance some in FY20
- Ongoing retail pressure for longer terms
- Aggressive retailer chargeback trend



DPO / A/P Balance ($M)
49.5
$106
50.5
$129
55.1
$144
FY17
FY18
FY19

- Solid improvement in accounts payable days
- Focus for our sourcing shared service
- Longer terms with fewer, more strategic partners
- Opportunity to continue to improve

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Strong Shareholder Return; Opportunity to Create Even More Value in Phase II COMPARISON OF 62-MONTH CUMULATIVE RETURN FOR HELEN OF TROY LIMITED, PEER GROUP INDEX AND NASDAQ MARKET INDEX 250 200 150 100 50 2014 2015 2016 2017 2018 2019 4/30/2019 HELEN OF TROY LIMITED PEER GROUP INDEX NASDAQ MARKET INDEX 111

We Believe We Have Strengths and Qualities that Set Us Apart Strengths: Qualities: • Operational excellence • Track record of consistent results • Strategic plan and operating company structure • Above average returns with below average risk • Depth of business integration • High say to do ratio, credibility and transparency • Scalable acquisition platform and playbook • Diversification, resiliency and risk management • Ability to generate strong cash flow • Primed to deploy capital with low risk and leverage • Optimal debt structure for our strategy and risk profile • Undervalued in comparison to most of our peers • Tax efficiency and sustainability • Still in the “middle innings”; the best is yet to come 112

Valuation Multiples Compared to Peers EV / Adjusted EPS Multiple EV / EBITDA Multiple and EBITDA Free Cash Flow Conversion 35.5x 32.5x 33.9x 23.1x 24.1x 23.1x 19.9x 19.8x 15.4x 16.9x 14.0x 15.2x 12.4x 11.9x 11.9x 11.6x 0.9 0.9 0.7 0.8 0.6 0.7 0.5 0.4 HELE Median C D B A E F HELE Median A D F B C E EBITDA Multiple EBITDA FCF Conversion EV / Free Cash Flow Multiple • Undervalued vs. peer group by most measures 53.1x 44.3x • Adjusted EPS/Free Cash Flow (FCF) multiples well below median and most peers 29.2x 26.3x 25.4x 18.7x 18.8x 18.8x • EBITDA multiple is slightly above median, yet EBITDA FCF conversion is well above median • Higher FCF conversion supports a higher EBITDA multiple HELE Median F C D B A E 113

EBITDA FCF Conversion and FCF per Share Compared to Peers EBITDA Free Cash Flow Conversion Free Cash Flow per Share 0.9 $6.62 0.9 0.8 $5.93 0.7 0.7 0.6 $3.72 0.5 $3.43 0.4 $2.80 $2.43 $0.62 $0.58 HELE Median A F D E B C HELE Median B E A D F C 114

ROIC Progression and Comparison to Peers


ROIC Progression
10.9%
7.2%
10.4%
10.1%
14.3%
FY15
FY16
FY17
FY18
FY19

ROIC improvement through:

- Focus on Leadership Brands
- Acquisition
- Portfolio enhancement
- Working capital improvement
- Risk management
- Project Refuel
- Supply Chain initiatives
- Operating efficiency


ROIC
14.3%
9.9%
35.6%
14.6%
6.4%
2.4%
2.2%
2.1%
HELE
Median
B
D
E
C
F
A

- FY19 ROIC above most peers/median
- Includes drag from tariffs
- Also includes higher investment spend
- Opportunity to continue to improve
  - Growth and margin expansion
  - Working capital efficiency
  - Acquisition

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Helen of Troy

ROIC and Adjusted EPS Multiple Compared to Peers FY19 ROIC vs EV / Adjusted EPS Multiple 40x C 35x D 30x B Median EV / Adjusted 25x A EPS Multiple 23.1x 20x E HELE 15x F EV / Adjusted EPS MultipleEPS / Adjusted EV 10x 5x 0x 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% ROIC Median ROIC 9.9% 116

ROIC and EBITDA Multiple Compared to Peers FY19 ROIC vs EV / EBITDA Multiple 40x A 35x 30x 25x D 20x F HELE B 15x Median EBITDA C E EV Multiple / EBITDA EV Multiple 11.9x 10x 5x 0x 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% ROIC Median ROIC 9.9% 117

Debt Structure Efficiency Effective Interest Rate Debt Balance Fixed vs Floating 9.0% 31.3% 5.4% 5.5% 5.1% 66.0% 4.8% 3.8% 4.0% 93.6% 3.5% 95.9% 68.7% 34.0% 6.4% 4.1% HELE Median C A F E B D FY16 FY17 FY18 FY19 % Fixed Debt % Floating Debt • Optimal debt structure for strategic plan and risk profile • Higher mix of fixed-rate debt at below current floating rates 118

Tax Efficiency Compared to Peers Effective Tax Rate 26.6% 23.0% 21.8% 21.0% 17.9% 7.3% 5.9% HELE Median E B D F A 119

Capital Deployment with Low Leverage and Risk



Capital Deployment vs Leverage Ratio
$474
1.9x
2.6x
$150
$285
2.1x
1.3x
$73
$218
1.3x
FY15
FY16
FY17
FY18
FY19
Share Repo $
Acquisition $
Leverage Ratio as of FYE

- Deployed a total of ~$1.2B of capital without exceeding 2.6x leverage
- Share repurchases of ~$750M
- Acquisition totaling ~$450M
- Ability to deploy over ~$1.3B of capital in Phase II without exceeding 3.0x leverage
- Low interest cost compared to peers
- Higher leverage in FY16 due to pre-borrowing at end of the year to fund Hydro Flask acquisition at the beginning of FY17

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FY20 Outlook* Highlights - Continued Momentum Net Sales $ and Growth vs YAGO Adjusted EBITDA $ and % of Sales $266 $1,611 $255 $1,564 $1,479 $239 $1,398 $224 16.5% 16.3% 5.8% 5.8% 16.2% 16.0% 3.0% 1.1% FY17 FY18 FY19 FY20E FY17 FY18 FY19 FY20E Adjusted Income $ and Growth vs YAGO Adjusted Diluted EPS and Growth vs YAGO $216 $212 $8.06 $8.50 $197 $7.24 1.8% 5.5% $6.49 $181 7.5% 11.3% 9.0% 11.6% FY17 FY18 FY19 FY20E FY17 FY18 FY19 FY20E 121 * FY20E amounts presented represent or are implied by the high end of the Company’s outlook range for FY20.

FY20 Adjusted Operating Margin and Growth Investment Implied in Outlook $239 $224 +20-30bps $210 15.3% 15.1% 15.0% 3-Yr CAGR 11% FY17 FY18 FY19 FY20E Adjusted OI Growth Investments % of Sales 122

Tariff Mitigation Playbook Remains Unchanged List 3: • List 3 tariffs were recently increased from 10% to 25%; impacts certain categories in our H&H and HW segments • We have planned on these increases for some time • We believe that we are in a good position to take pricing action that will be effective in 60 – 90 days List 4: • The USTR also recently introduced increases of 25% on List 4; covers remaining product categories imported from China • The increases have been introduced into the Federal Register for comment, but are not yet in effect • If implemented per estimated timing, the unmitigated impact on our FY20 COGS could range from $25M to $30M Mitigation Playbook: • We anticipate taking the same approach that we have taken in the past with respect to pricing action • The goal is to offset the vast majority of the gross profit dollar impact with price increases • We continue to pursue supplier cost reductions, consolidation, and other mitigation; explore sourcing in other regions • As list 4 tariffs have not been implemented, we have not considered any changes to our FY20 outlook 123

Adjusted EPS Track Record and FY20 Outlook Adjusted Diluted EPS - Actual vs Guidance $8.06 $7.24 $7.43 $6.73 $6.70 • Solid track record of long-term EPS performance $6.25 $6.10 $5.63 • Midpoint of original guidance • FY19 performance overcame a net tariff impact of $0.16 per share not considered in original outlook FY16 FY17 FY18 FY19 Guidance Actual Quarterly Adjusted EPS Growth vs YAGO and Full-Year Adjusted EPS $8.50 $8.06 5.5% • Consistent growth expected for the full fiscal year 2020 $7.24 11.3% $6.49 11.6% • Expect uneven quarterly EPS growth to continue 7.7% H2 9.0% 14%-17% • Expect 4% - 8% decline in H1; concentrated in Q1 (20.5%) (4.0%) 8.2% • Function of retail environment, specific events in the prior periods 24.2% and investment spend 20.0% H1 29.1% 24.1% (4%)-(8%) • List 4 tariff announcement not included in outlook as the tariffs 38.7% 9.3% 32.6% have not been implemented FY17 FY18 FY19 FY20E • We don’t expect List 3 to have a meaningful net impact Q1 Q2 Q3 Q4 Full Year 124

Working Capital Improvement Opportunity Inventory Turns / Balance ($M) DSO / A/R Balance ($M) 4.0x 68.3 3.3x 3.0x 65.0 2.8x $302 62.7 $281 61.6 $276 $280 $252 $232 Reduction in cash conversion cycle FY17 FY18 FY19 FY24 Target FY17 FY18 FY19 FY24 Target equates to over $90M DPO / A/P Balance ($M) Cash Conversion Cycle of targeted working capital improvement 143.6 63.4 132.9 by the end of FY24 123.5 92.9 55.1 50.5 49.5 $144 $129 $106 FY17 FY18 FY19 FY24 Target FY17 FY18 FY19 FY24 Target 125

FY20 Outlook and Phase II Targets* FY20 Outlook Phase II Targets* Annual Core Business Sales Growth 1.0% to 3.0% 2.5% to 3.5% Annual Operating Margin Expansion (1) ~20 bps 20 to 30 bps Annual EPS Growth (2) 2.4% to 5.5% ≥ 8% Annual Growth Investment Increase 10% to 15% ≥ 10% ROIC (1) 14% to 15% ≥ 20% by FY24 Annual Cash Flow From Operations Growth (1) ≥ 10% ≥ 10% Annual Capital Expenditures (1) $18M - $22M $20M - $25M (1) Excludes acquisitions, material currency fluctuations and future tariff impacts (2) Excludes share repurchases, acquisitions, material currency fluctuations and future tariff impacts * Annual targets are averages 126

Long-Term ROIC Improvement Opportunity ROIC Progression ≥20% 14.3% 10.9% 10.4% 10.1% 7.2% FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 127

Value Creation Flywheel Accretive and Low Risk Leadership Brand Capital Deployment Innovation and Investment Organic Revenue Low Capex Growth Working Capital Margin Expansion Improvement Debt and Tax Efficiency 128

Value Creation Flywheel Illustration – FCF per Share Free Cash Flow per Share Progression FY20-FY24 CAGR ≥20% $7.52 $7.06 $6.62 $5.34 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 • Illustration of a potential Phase II outcome based on long-term targets, consistent adjusted EPS trading multiple and the deployment of capital through share repurchases that would maintain 3.0x debt leverage throughout Phase II • Share repurchases used as proxy for capital deployment; we expect to prioritize acquisition over repurchase • Illustrates the multiplier effect of putting all the elements of the flywheel to work • Should not be considered a projection, estimate or target, only an illustration of potential value 129

Value Creation Flywheel Accretive and Low Risk Leadership Brand Capital Deployment Innovation and Investment Organic Revenue Low Capex Growth Working Capital Margin Expansion Improvement Debt and Tax Efficiency 130

Invest in Leadership Brands Optimize Double Capital Down on Deployment International Maximize Selective Operating & Strategic Efficiency M&A Accelerate Consumer Shared Service Centric Excellence Unify & Elevate the Best People 131

Innovation Showcase 132 132

Q&A Global Leadership Team 133 133

Phase II is Designed to Deliver to All Key Stakeholders Associates Consumers Elevate our culture and Elevate lives every management capability day with high-quality to Attract, Retain, Unify solutions from and Train the best trusted, compelling people for rewarding brands long-term careers Customers Shareholders Provide Leadership Strive to deliver superior Brands that deliver long-term performance profitable growth 134

Invest in Leadership Brands Optimize Double Capital Down on Deployment International Maximize Selective Operating & Strategic Efficiency M&A Accelerate Consumer Shared Service Centric Excellence Unify & Elevate the Best People 135

Appendix 136

Glossary of Terms Adjusted Diluted Earnings per Share (EPS) – Non-GAAP Adjusted Income divided by Days Payable Outstanding (DPO) – Average of the current and prior four quarters’ ending diluted shares outstanding accounts payable balances divided by trailing 12 months cost of goods sold, multiplied by Adjusted EBITDA - EBITDA excluding non-cash share-based compensation, TRU 365 days bankruptcy charge, CEO succession costs, acquisition-related expenses, Venezuelan Days Sales Outstanding (DSO) – Average of the current and prior four quarters’ ending currency re-measurement related charges, patent litigation charges, non-cash asset accounts receivable balances divided by trailing 12 months net sales, multiplied by 365 days impairment charges, and restructuring charges (as applicable) EBITDA – Earnings before interest, taxes, depreciation and amortization expense, as Adjusted Income – GAAP net income excluding TRU bankruptcy charge, CEO succession reported costs, acquisition-related expenses, tax reform, Venezuelan currency re-measurement EBITDA Free Cash Flow Conversion – Trailing 12 months free cash flow divided by related charges, patent litigation charges, non-cash asset impairment charges, restructuring EBITDA charges, non-cash share-based compensation expense, and intangible asset amortization Effective Interest Rate – Trailing 12 months interest expense divided by the average of expense (as applicable) current and prior years’ ending balances of short and long-term debt Adjusted Operating Income – GAAP operating income excluding TRU bankruptcy charge, Enterprise Value – Market capitalization plus short and long-term debt balances. Market CEO succession costs, acquisition-related expenses, Venezuelan currency re-measurement capitalization defined as share price as of the end of the reported fiscal period, multiplied by related charges, patent litigation charges, non-cash asset impairment charges, and the diluted share count for the same period. restructuring charges (as applicable) Enterprise Value / EBITDA Multiple – Enterprise value divided by trailing 12 months Adjusted Operating Margin – Non-GAAP Adjusted Operating Income divided by net sales EBITDA Capital Deployment – Combination of capital used to repurchase shares of common stock Enterprise Value / Adjusted EPS Multiple – Enterprise value per share divided by trailing and capital used in acquisitions 12 months adjusted diluted EPS Cash Conversion Cycle – Inventory days plus DSO, less DPO Enterprise Value / Free Cash Flow Multiple – Enterprise value divided by trailing 12 Compound Annual Growth Rate (CAGR) – Implied annual rate of return that would be months free cash flow required for compounded growth from a beginning balance to an ending balance Free Cash Flow (FCF) – Trailing 12 months net cash provided by operating activities less Continuing Operations – All references to the Company’s continuing operations exclude the capital and intangible asset expenditures Nutritional Supplements segment 137

Glossary of Terms

Free Cash Flow per Share – Free cash flow divided by diluted share count as reported at the end of the fiscal period

Growth Investment – Expenses included in SG&A consisting of selling (marketing and advertising) expenses and new product development expenses

Inventory Days – 365 days divided by inventory turns

Inventory Turns – Trailing 12 months cost of goods sold divided by the average of the current and prior four quarters' ending inventory balances

Leadership Brand Net Sales (LB) – Consists of revenue from the OXO, Honeywell, Braun, PUR, Hydro Flask, Vicks, and Hot Tools brands

Leverage Ratio – Total current and long-term debt divided by trailing 12 months Adjusted EBITDA

Net Sales – The Company adopted ASU 2014-09 in the first quarter of fiscal 2019 and has reclassified amounts in the prior years' statements of income to conform to the current period's presentation

Online Channel Net Sales – Net sales from pure-play online retailers and net sales made direct to consumers through Company-owned websites

Outlook and Long-Term Targets – Exclude share repurchases, acquisitions, and material currency fluctuations

Peer Group Median – Derived from the Company's compensation peer group for FY19, which includes Church & Dwight Co. Inc., The Clorox Company, Coty Inc., Edgewell Personal Care Company, Energizer Holdings, Inc., La-Z-Boy Incorporated, Libbey Inc., Lifetime Brands Inc., Newell Brands, Inc., Nu Skin Enterprises Inc., Prestige Consumer Healthcare, Inc., Revlon Inc., Spectrum Brand Holdings Inc., Tempur Sealy International Inc., and Tupperware Brands Corp. The median shown in the presentation is derived from public filings of the compensation peer group, excluding Coty Inc., Libbey Inc., Revlon Inc., and Spectrum Brands Holdings Inc. as outliers

Individual Peers - A subset of the Company's compensation peer group was selected for direct comparison on valuation metrics based on as-reported amounts in public filings. This subset includes Church & Dwight Co. Inc., The Clorox Company, Edgewell Personal Care Company, Prestige Consumer Healthcare, Inc., Lifetime Brands, Inc., and Newell Brands Inc.

Project Refuel – In fiscal 2018, we announced a restructuring plan (referred to as "Project Refuel"). Project Refuel includes charges for a reduction-in-force and the elimination of certain contracts. Project Refuel targets total annualized profit improvements of approximately $8.0 million to $10.0 million over the duration of the plan. We estimate the plan to be completed during fiscal 2020 and expect to incur total restructuring charges of approximately $7.0 million.

Return on Invested Capital (ROIC) – Net operating profit after tax (NOPAT) divided by average invested capital. NOPAT is defined as trailing 12 month operating income, as reported, less trailing 12 month income tax expense. Invested capital is the average of the current and prior fiscal years' ending balances of debt and shareholder's equity, less the average of the current and prior fiscal years' ending balances of cash and cash equivalents

Return on Invested Capital Margin (ROIC Margin) – ROIC less the weighted average cost of capital (WACC)

Weighted Average Cost of Capital (WACC) – Calculated by proportionally weighting the Company's cost of equity and after-tax cost of debt based on their respective market values. The cost of equity is estimated using the capital asset pricing model (CAPM) method to determine the Company's systematic risk versus a market proxy

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Helen of Troy

Selected Financial Data (Unaudited) (in thousands) 139

Selected Financial Data (Unaudited) (in thousands) 140

Leadership Brand Net Sales Revenue (Unaudited) (in thousands) 141

Reconciliation of Non-GAAP Financial Measures - GAAP Operating Income to Adjusted Operating Income (non-GAAP) (Unaudited) (in thousands) 142

Reconciliation of GAAP Diluted Earnings Per Share (“EPS”) to Adjusted Diluted EPS (non-GAAP) (Unaudited) 143

Reconciliation of Net Cash Provided by Operating Activities (GAAP) to Free Cash Flow (non-GAAP) (Unaudited) (in thousands) 144

FY20 Outlook 145

FY20 Outlook 146